Exhibit 99.1

First Hawaiian, Inc. to Acquire TriCo Bancshares and Provide Preliminary 2026 Second Quarter Results

July 13, 2026 7:00 a.m. Eastern Time

The transaction creates the leading Pacific banking franchise, accelerating mainland growth while combining strong deposit platforms and delivering compelling shareholder value

HONOLULU and CHICO, Calif., July 13, 2026 — First Hawaiian, Inc. (NASDAQ: FHB) ("First Hawaiian"), parent company of First Hawaiian Bank, and TriCo Bancshares (NASDAQ: TCBK) ("TriCo"), parent company of Tri Counties Bank, today announced they have entered into a definitive agreement pursuant to which First Hawaiian will acquire TriCo in an all-stock transaction.

This partnership combines two culturally aligned, relationship-driven banking franchises with attractive deposit bases, disciplined credit cultures and deep local market positions. On a combined basis, the company will have approximately $34 billion of assets and be the 6th largest bank headquartered in the Western U.S. This partnership will increase First Hawaiian’s presence on the mainland and offer customers the full suite of banking capabilities and expand the combined bank’s market areas to include a more diverse geography. The combined bank is expected to leverage its strong capital position, liquidity profile and credit quality to deliver enhanced earnings and generate long-term value to shareholders.

"This partnership creates a broader platform for long-term growth,” said Bob Harrison, Chairman, President and CEO of First Hawaiian. “TriCo is an ideal partner to execute this next phase of our growth: a well-managed, relationship-focused bank in California with a strong deposit franchise, disciplined credit culture, experienced local leadership and deep commitment to its communities. Together, we will preserve what has made both companies successful while creating a stronger and more diversified bank. I could not be more excited to partner with TriCo."

"TriCo has built its franchise around long-term customer relationships, local decision-making and a commitment to the communities we serve,” said Rick Smith, Chairman, President and CEO of TriCo. “First Hawaiian shares those values and brings the scale, capital strength and broader product capabilities to help us do even more for our customers and communities. We are excited for our employees and shareholders to participate in the future of the combined company, and we look forward to working closely with Bob and the First Hawaiian team."

Pursuant to the terms of the agreement, TriCo’s shareholders will receive 2.095 First Hawaiian shares for each TriCo share, representing $63.12 per share as of First Hawaiian’s closing stock price on July 10, 2026. Upon closing of the transaction, First Hawaiian and TriCo shareholders are expected to own approximately 65% and 35%, respectively, of the combined company. Four current TriCo directors, including Rick Smith, will join the First Hawaiian and First Hawaiian Bank Boards of Directors, with the remaining three to be mutually agreed upon by First Hawaiian and TriCo prior to the closing. To ensure business and client continuity, leadership will include representation from both organizations and First Hawaiian will retain Tri Counties Bank branding on the mainland. There are no expected branch closings associated with the transaction and TriCo’s commitment to its communities is not expected to change.

The Boards of Directors of First Hawaiian and TriCo unanimously approved the definitive agreement and the parties expect to close the transaction by the end of 2026, subject to the receipt of required regulatory approvals, approval by First Hawaiian and TriCo shareholders and the satisfaction of customary closing conditions.

Second Quarter 2026 Financial Highlights

The announcement precedes First Hawaiian’s release of its financial results for the second quarter ended June 30, 2026. The following are key highlights of the results the company expects to report on July 24, 2026:

•	Continued earnings growth, with net income of $73.4 million and diluted EPS of $0.60, compared to net income of $67.8 million and diluted EPS of $0.55 in the prior quarter
•	Cost of deposits improved 2 basis points to 1.20% from 1.22% in the prior quarter

•	Net interest margin expanded by 6 bps QoQ to 3.25%
•	Return on average assets improved to 1.23%, up 9 bps from 1.14% in the prior quarter
•	Return on average tangible common equity of 16.3%, compared to 15.3% in the prior quarter*
•	Gross loans increased to $14.6 billion, compared to $14.4 billion in the prior quarter
•	Book value per share increased to $23.22, up from $22.75 in the prior quarter
•	Tangible book value per share of $15.04, reflecting 3% QoQ growth*

* Return on average tangible common equity and tangible book value per share are non-GAAP financial measures. Refer to the appendix to the investor presentation furnished by FHI as an exhibit to Form 8-K with the U.S. Securities and Exchange Commission on the date of this release for further information, including a reconciliation of those measures to the comparable GAAP measurements.

These preliminary results are estimates based on information available to management of FHI as of the date of this release and are subject to change upon completion of FHI's standard closing procedures and review by its independent registered public accounting firm. As a result, there can be no assurance that FHI's final results will not differ from these preliminary estimates.

Advisors

Evercore served as financial advisor and Sullivan & Cromwell LLP served as legal counsel to First Hawaiian.

Keefe, Bruyette & Woods, A Stifel Company served as financial advisor and Holland & Knight LLP served as legal counsel to TriCo.

Conference Call Information

First Hawaiian and TriCo will host a conference call today to discuss the transaction at 8:30 a.m. Eastern Time, 5:30 a.m. Pacific Time and 2:30 a.m. Hawaii Time.

To access the call by phone, please register via the following link: https://register-conf.media-server.com/register/BI2891c10b1f314068b969f7a768bfea65, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: https://edge.media-server.com/mmc/p/zk2u4mjj. The archive of the webcast will be available at the same location.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ: FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

TriCo Bancshares

Established in 1975, Tri Counties Bank is a wholly-owned subsidiary of TriCo Bancshares (NASDAQ: TCBK) headquartered in Chico, California, providing services in traditional stand-alone and in-store bank branches and loan production offices in communities throughout California. Tri Counties Bank provides an extensive and competitive breadth of consumer, small business and commercial banking financial services, along with convenient around-the-clock ATMs, online and mobile banking access. Brokerage services are provided by Tri Counties Advisors through affiliation with Raymond James Financial Services, Inc. Visit www.TriCountiesBank.com to learn more.

Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, statements regarding the expected timing, completion and effects of the proposed business combination transaction between First Hawaiian, Inc. (“FHI”) and TriCo Bancshares (“TriCo”) (the “Transaction”), and the plans, objectives, expectations and intentions of FHI and TriCo. Any statement that does not describe historical or current facts is a forward-looking statement. Forward-looking statements are often, but not always, made through the use of words or phrases such as “annualized,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “will,” “would” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature.

FHI and TriCo caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond FHI’s and TriCo’s control. A number of important factors could cause actual results to differ materially from those indicated in these forward-looking statements, including the following: changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; uncertainty in U.S. fiscal, monetary and trade policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, continued or renewed inflation, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which FHI and TriCo conduct business, including Hawaii, Guam, Saipan and California; volatility and disruptions in global capital and credit markets; the impact of bank failures or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; competitive pressures among financial institutions and nontraditional providers of financial services, including on product pricing and services; concentrations within FHI’s or TriCo’s loan portfolio (including commercial real estate loans) or other asset classes, and the parties’ ability to attract and retain customer deposits, large loans to certain borrowers, access liquidity and capital, and manage deposit costs and funding sources; the success, impact, and timing of FHI’s and TriCo’s respective business strategies, including market acceptance of any new products or services and FHI’s and TriCo’s ability to successfully implement strategic, operational, technology and integration initiatives; the failure to properly use and protect customer and employee information and data; cybersecurity risks, including the occurrence of fraudulent activity or a material breach of, or disruption to, the security of FHI’s, TriCo’s or their vendors’ systems; risks related to the development, implementation, use and management of artificial intelligence and other emerging technologies; the effects of failures or interruptions of information, communications or third-party service-provider systems; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; adverse weather conditions, natural disasters and other catastrophic events such as wildfires; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which FHI and TriCo are parties; the outcome of any legal proceedings that may be instituted against FHI or TriCo, including potential litigation relating to the Transaction; delays in completing the Transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the failure to obtain stockholder or shareholder approvals, as applicable, or to satisfy any of the other conditions to the closing of the Transaction on a timely basis or at all; changes in FHI’s or TriCo’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where FHI and TriCo do business; certain restrictions during the pendency of the proposed Transaction that may impact the parties’ ability to pursue certain business opportunities or strategic Transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the ability to complete the Transaction and integration of FHI and TriCo promptly and successfully; the dilution caused by FHI’s issuance of additional shares of its capital stock in connection with the Transaction; and other factors that may affect the future results of FHI and TriCo.

The foregoing factors should not be considered an exhaustive list and should be read together with the other cautionary statements set forth in FHI’s Annual Report on Form 10-K for the year ended December 31, 2025 and its latest Quarterly Report on Form 10-Q, which are on file with the Securities and Exchange Commission (the “SEC”) and available on FHI’s investor relations website, https://ir.fhb.com, under the heading “SEC Filings,” and in other documents FHI files with the SEC, and in TriCo’s Annual Report on Form 10-K for the year ended December 31, 2025 and its latest Quarterly Report on Form 10-Q, which are on file with the SEC and available on TriCo’s website, www.tcbk.com, under the “About” tab and the “Investor Relations” link and then under the heading “SEC Filings” and in other documents TriCo files with the SEC. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and neither FHI nor TriCo undertakes any obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Important Additional Information and Where to Find It

In connection with the proposed Transaction, FHI will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of FHI and TriCo and a Prospectus of FHI, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving FHI and TriCo will be submitted to FHI’s stockholders and TriCo’s shareholders, as applicable, for their consideration.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS, FHI STOCKHOLDERS AND TRICO SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders or shareholders, as applicable, will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about the Transaction, FHI and TriCo, without charge, at the SEC’s website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Hawaiian, Inc., Attention: Secretary, 999 Bishop Street, Honolulu, HI 96813, (808) 525-7000 or to TriCo Bancshares, Attention: Shareholder Services, 63 Constitution Drive, Chico, CA 95973, (530) 898-0300.

Participants in the Solicitation

FHI, TriCo, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FHI stockholders or TriCo shareholders in connection with the Transaction under the rules of the SEC. Information regarding FHI's directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in FHI's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 27, 2026 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/36377/000110465926021544/fhb-20251231x10k.htm); in the sections entitled “Corporate Governance and Board Matters,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Biographies of Executive Officers” and “Security Ownership of Certain Beneficial Owners, Directors and Management” in FHI's definitive proxy statement relating to its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2026 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/36377/000110465926026700/tm2532317-1_def14a.htm); and other documents filed by FHI with the SEC. Information regarding TriCo's directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters;” in TriCo's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 2, 2026 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/356171/000035617126000010/tcbk-20251231.htm); in the sections entitled “Board of Directors,” “Corporate Governance, Board Nominations and Board Committees,” “Compensation of Directors,” “Ownership of Voting Securities,” “Compensation Discussion and Analysis” and “Compensation of Named Executive Officers” in TriCo's definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on April 17, 2026 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/356171/000035617126000033/tcbk-20260417.htm); and other documents filed by TriCo with the SEC. To the extent holdings of FHI common stock by the directors and executive officers of FHI or holdings of TriCo common stock by directors and executive officers of TriCo have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction. Free copies of this document, when available, may be obtained as described in the preceding paragraph.

Contacts

First Hawaiian Investor Relations: Kevin Haseyama, CFA, (808) 525-6268, khaseyama@fhb.com

First Hawaiian Media Relations: Bill Weeshoff, (808) 525-6229, bweeshoff@fhb.com

TriCo Investor Contact: Peter G. Wiese, (530) 898-0300 shareholderrelations@tcbk.com